                               EXHIBIT (8)(b)(l)

                  AMENDMENT NO. 11 TO PARTICIPATION AGREEMENT

                                 AMENDMENT NO.1l

                            PARTICIPATION AGREEMENT

The Participation Agreement (the "Agreement"), dated as of May 1, 1998, by and among AIM Variable Insurance Funds, a Delaware trust; AIM Distributors, Inc., a Delaware corporation; Transamerica Life Insurance Company, an Iowa life insurance company; and AFSG Securities Corporation, a Pennsylvania corporation, is hereby amended as follows:

        Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                SERIES I SHARES

--------------------------------------------------------------------------------------------------------------------
             Funds Available                     Separate Accounts                     Policies Funded
            Under the Policies                   Utilizing the Funds              by the Separate Accounts
--------------------------------------------------------------------------------------------------------------------
..    AIM V.I. Balanced Fund                  Retirement Builder Variable    .    Transamerica Life Insurance Company
..    AIM V.I. Capital Appreciation Fund      Annuity Account                     Policy Form No. AV288 101 95 796
..    AIM V.I. Dent Demographic Trends Fund                                       under marketing names: "Retirement
..    AIM V.I. Government Securities Fund     Legacy Builder Variable Life        Income Builder II Variable Annuity"
..    AIM V.I. Growth Fund                    Separate Account                    and "Portfolio Select Variable
..    AIM V.I. Core Equity Fund                                                   Annuity"
..    AIM V.I. International Growth Fund      PFL Variable Life Account A    .    Transamerica Life Insurance Company
..    AIM V.I. Premier Equity Fund                                                Policy Form No. WL851 136 58 699
                                             Separate Account VA A               under the marketing name "Legacy
                                                                                 Builder Plus"
                                             PFL Corporate Account One      .    Transamerica Life Insurance Company
                                             (1940 Act Exclusion)                Policy Form No. APUL0600 699 under
                                                                                 the marketing name "Variable
                                                                                 Protector"
                                                                            .    Transamerica Life Insurance Company
                                                                                 Policy Form No. AV337 101 100397
                                                                                 under the marketing name "The Atlas
                                                                                 Portfolio Builder Variable Annuity"

                                                                            .    Advantage V, Variable Universal
                                                                                 Life Policy (1933 Act Exempt)
--------------------------------------------------------------------------------------------------------------------

                                SERIES II SHARES

--------------------------------------------------------------------------------------------------------------------
              Funds Available                      Separate Accounts                    Policies Funded
            Under the Policies                    Utilizing the Funds               by the Separate Accounts
--------------------------------------------------------------------------------------------------------------------
..    AIM V.I. Balanced Fund                     Separate Account VA B       .    Transamerica Life Insurance Company
..    AIM V.I. Basic Value Fund                                                   Policy Form No. AV720 101 148 102
..    AIM V.I. Blue Chip Fund                                                     under the marketing name
..    AIM V.I. Capital Appreciation Fund                                          "Transamerica Landmark Variable
..    AIM V.I. Dent Demographic Trends Fund                                       Annuity"
..    AIM V.I. Government Securities Fund                                    .    Transamerica Life Insurance Company
..    AIM V.I. Growth Fund                                                        Policy Form No. AV400 101 107 198
..    AIM V.I. Core Equity Fund                                                   under the marketing name
..    AIM V.I. Mid Cap Core Equity Fund                                           "Transamerica Freedom Variable
..    AIM V.I. Premier Equity Fund                                                Annuity"
--------------------------------------------------------------------------------------------------------------------

                          SERIES II SHARES continued.,

--------------------------------------------------------------------------------------------------------------------
              Funds Available                      Separate Accounts                      Policies Funded
            Under the Policies                    Utilizing the Funds               by the Separate Accounts
--------------------------------------------------------------------------------------------------------------------
..    AIM V.I. Balanced Fund                   Separate Account VA C         .    Transamerica Life Insurance Company
..    AIM V.I. Basic Value Fund                                                   Policy Form No. AV710 101 147 102
..    AIM V.I. Blue Chip Fund                  Separate Account VA D              under the marketing name
..    AIM V.I. Capital Appreciation Fund                                          "Transamerica EXTRA Variable
..    AIM V.I. Dent Demographic Trends Fund    Separate Account VA F              Annuity"
..    AIM V.I. Government Securities Fund                                    .    Transamerica Life Insurance Company
..    AIM V.I. Growth Fund                     Separate Account VA 1              Policy Form No. AV474 101 122 1099
..    AIM V.I. Core Equity Fund                                                   under the marketing name
..    AIM V.I. Mid Cap Core Equity Fund        Separate Account VA J              "Transamerica Access Variable
..    AIM V.I. Premier Equity Fund                                                Annuity"
..    AIM V.I. International Growth Fund       Separate Account VA K         .    Transamerica Life Insurance Company
                                                                                 Policy Form No. AV288 101 95 796
                                              Separate Account VA L              under the marketing name
                                                                                 "Premier Asset Builder Variable
                                              Separate Account VA P              Annuity"
                                                                            .    Transamerica Life Insurance Company
                                              Retirement Builder Variable        Policy Form No. AV288 101 95 796
                                              Annuity Account                    under the marketing name "Principal
                                                                                 -Plus Variable Annuity"
                                              Separate Account VA Q         .    Transamerica Life Insurance Company
                                                                                 Policy Form No. AVI 200 1 0100
                                              Separate Account VA R              under the marketing name "Immediate
                                                                                 Income Builder II"
                                              Separate Account VA S         .    Transamerica Life Insurance Company
                                                                                 policy Form No. AV721 101 149 1001
                                                                                 under the marketing name
                                                                                 "Retirement Income Builder -  BAI
                                                                                 Variable Annuity"
                                                                            .    Transamerica Life Insurance Company
                                                                                 Policy Form No. AV721 101 149 1001
                                                                                 under the marketing name
                                                                                 "Transamerica Preferred Advantage
                                                                                 Variable Annuity"
                                                                            .    Transamerica Life Insurance Company
                                                                                 Policy Form No. AV721 101 149 1001
                                                                                 under the marketing names:
                                                                                 "Transamerica Opportunity Builder"
                                                                                 and "Transamerica Traditions"
                                                                            .    Transamerica Life Insurance Company
                                                                                 Policy Form No. AV288 101 95 796
                                                                                 under marketing name:"Portfolio
                                                                                 Select Variable Annuity"
                                                                            .    Transamerica Life Insurance Company
                                                                                 Form No. AV864 101 165 103
                                                                            .    Transamerica Life Insurance Company
                                                                                 Form No. AV1025 101 178 903
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

                           SERIES II SHARES continued...

--------------------------------------------------------------------------------------------------------------------
            Funds Available                        Separate Accounts                 Policies Funded by the
            Under the Policies                    Utilizing the Funds                   Separate Accounts
--------------------------------------------------------------------------------------------------------------------
                                                                            .    Transamerica Life Insurance Company
                                                                                 Form No. AV865 101 167 103 under
                                                                                 the marketing name "Huntington
                                                                                 Allstar Select"
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

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: December 1, 2003

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Jim A. Coppedge             By: /s/ Robert H. Graham
        -----------------------             ----------------------------
Name:  Jim A. Coppedge                  Name:  Robert H. Graham
Title: Assistant Secretary              Title: President


                                        AIM DISTRIBUTORS, INC.


Attest: /s/ P. Michelle Corace          By: /s/ Gene K. Needles
        -----------------------             ----------------------------
Name:  P. Michelle Corace               Name:  Gene K. Needles
Title: Assistant Secretary              Title: President


                                        TRANSAMERICA LIFE INSURANCE COMPANY


Attest: /s/ Teresa A. Peplowski         By: /s/ John k. Carter
        -----------------------             ----------------------------
Name:  Teresa A. Peplowski              Name:  John k. Carter
Title: Assistant Secretary              Title: Assistant Secretary


                                        AFSG SECURITIES CORPORATION


Attest: /s/ Teresa A. Peplowski         By: /s/ Priscilla I. Hechler
        ---------------------               -----------------------------
Name:  Teresa A. Peplowski              Name:  Priscilla I. Hechler
Title: Assistant Secretary              Title: Assistant Vice President
                                               and Assistant Secretary